UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 1999

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 1999-BC1 Trust


New York (governing law of          333-68513-01   52-2151536
Pooling and Servicing Agreement)    (Commission    52-2151538
(State or other                     File Number)   52-2151540
jurisdiction                                       52-2151543
                                                   52-2151544
                                                   52-2151546
        c/o Norwest Bank Minnesota, N.A.           IRS EIN
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1999 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-BC1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1999-BC1 Trust, relating to the August 25,
                                  1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1999-BC1 Trust

              By:   The First National Bank of Chicago, as Trustee
              By:   /s/ Barbara Grosse, Vice President
              By:   Barbara Grosse, Vice President
              Date: 8/31/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1999-BC1 Trust, relating to the August 25,
                 1999 distribution.